UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 27, 2013

GOVERNMENT PROPERTIES INCOME TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-34364	26-4273474
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

(617) 219-1440

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On August 27, 2013, Government Properties Income Trust, or we or us, amended the agreement governing our unsecured revolving credit facility, or the revolving credit facility agreement, with Wells Fargo Bank, National Association, as administrative agent, and a syndicate of other lenders and the agreement governing our unsecured term loan, or the term loan agreement, with Wells Fargo Bank, National Association, as administrative agent, and a syndicate of other lenders.  These amendments (i) revise the definition of “LIBOR” to reference the Reuters Screen LIBOR01 page, (ii) modify our covenant not to amend, modify or default in performance of our business management and property management agreements to align with the applicable preexisting standards applying to our other material contracts, and (iii) revise the definition of change of control to increase the percentage referenced from 10% to 25% of our total outstanding common shares.

The foregoing description of the revolving credit facility agreement, as amended, is not complete and is subject to and qualified in its entirety by reference to the revolving credit facility agreement, a copy of which is attached as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on November 1, 2010, and to the amendments thereto, copies of which are attached as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on October 20, 2011, and as Exhibit 10.1 hereto, each of which is incorporated herein by reference.

The foregoing description of the term loan agreement, as amended, is not complete and is subject to and qualified in its entirety by reference to the term loan agreement, a copy of which is attached as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on January 19, 2012, and to the first amendment thereto, a copy of which is attached as Exhibit 10.2 hereto, both of which are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)         Exhibits.

10.1

Second Amendment to Credit Agreement, dated as of August 27, 2013, among Government Properties Income Trust, Wells Fargo Bank, National Association, as Administrative Agent, and each of the other financial institutions party thereto.

10.2

First Amendment to Term Loan Agreement, dated as of August 27, 2013, among Government Properties Income Trust, Wells Fargo Bank, National Association, as Administrative Agent, and each of the other financial institutions party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Mark L. Kleifges
Name:	Mark L. Kleifges
Title:	Treasurer and Chief Financial Officer

Date:  September 3, 2013